Summary of Significant Accounting Policies: Assets On Deposit (Policies)	9 Months Ended
Sep. 30, 2013
Policies
Assets On Deposit

Assets on Deposit

Assets on deposit represent the amount of policyholder account balances related to the single premium deferred annuity contracts that are ceded to an affiliated company.  These investment type contracts are accounted for on a basis consistent with the accounting for the underlying contracts.  Since the related product is an investment type contract, the Company accounts for the reinsurance of these contracts using the deposit method of accounting consistent with the terms of the ceding agreement.  The related contract charges and interest credited to policyholder account balances in the statements of operations and comprehensive income are reported net of the amounts ceded under the agreement. See Note 7 for a further discussion of the ceding agreement.